UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2011

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

The Annual General Meeting of shareholders of PartnerRe Ltd. (the “Company”) was held on May 19, 2011. The following matters were submitted to a vote of the shareholders as more particularly described within the Company’s definitive proxy statement dated April 8, 2011:

Proposal 1 – To elect four (4) directors to hold office until the Annual General Meeting of shareholders in the year 2014 or until their respective successors have been duly elected

The shareholders elected the Class III Directors Judith Hanratty, Costas Miranthis, Rémy Sautter and Jürgen Zech to hold office until the Annual General Meeting of shareholders in the year 2014 or until their successors are elected or appointed. The voting results were as follows:

	For	Withheld	Broker Non-Votes

Judith Hanratty	55,859,420	72,273	2,063,540
Costas Miranthis	55,590,748	340,945	2,063,540
Rémy Sautter	55,791,953	139,740	2,063,540
Jürgen Zech	52,842,508	3,089,185	2,063,540

Proposal 2 – To re-appoint Deloitte & Touche Ltd., the independent registered public accounting firm, as our independent auditors, to serve until the 2012 Annual General Meeting, and to refer decisions about the auditors’ compensation to the Board of Directors

The shareholders  re-appointed Deloitte & Touche Ltd. to serve as the Company’s independent registered public accounting firm until the 2012 Annual General Meeting of Shareholders. The voting results were as follows:

For	Against	Abstain
57,850,721	132,438	12,074

Proposal 3 – To approve an increase in the number of shares available under our 2005 Employee Equity Plan, as amended and restated

The shareholders approved the increase in the number of shares available under our 2005 Employee Equity Plan, as amended and restated . The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
42,406,979	12,425,101	1,099,613	2,063,540

Proposal 4 – To approve the Swiss Share Purchase Plan, as amended and restated

The shareholders approved the Swiss Share Purchase Plan, as amended and restated. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,499,044	11,401,909	1,030,740	2,063,540

Proposal 5 – To consider a non-binding advisory vote to approve Executive Compensation disclosed pursuant to Item 402 of Regulation S-K

The shareholders approved the Executive Compensation disclosed pursuant to Item 402 of Regulation S-K. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,050,981	1,854,383	1,026,329	2,063,540

Proposal 6 – To consider a non-binding advisory vote to approve the frequency of a Say-on-Pay vote

The shareholders, on a non-binding advisory basis, voted for the option of once a year as the frequency with which shareholders will have an advisory non-binding vote on executive compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstain
30,353,811	41,275	24,060,476	1,476,131

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	May 20, 2011	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel